UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2012

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2012, the Federal Home Loan Bank of Boston's (the Bank's) board of directors (the Board) declared that Andrew J. Calamare, Jay F. Malcynsky, and John F. Treanor had been re-elected to the Board for a term commencing on January 1, 2013, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on October 26, 2012 (the Original Form 8-K). At that time, the Bank's 2013 Director Compensation Policy had not been approved and 2013 Board committee assignments had not been made. On December 21, 2012, the Board made the 2013 Board committee assignments and approved the 2013 Director Compensation Policy, pursuant to which the Bank expects to compensate its directors for 2013. This Form 8-K/A amends the Original Form 8-K to disclose the 2013 Board committee assignments and the 2013 Director Compensation Policy.

Board Committee Assignments

The Board made the following committee assignments for 2013:

EXECUTIVE COMMITTEE

Chair:    Jan A. Miller
Vice Chair: Jay F. Malcynsky
Andrew J. Calamare
Joan Carty
Steven A. Closson
Peter F. Crosby
John Goldsmith
Cornelius K. Hurley
Mark E. Macomber

AUDIT COMMITTEE

Chair: Andrew J. Calamare
Vice Chair: Emil J. Ragones
Stephen G. Crowe
A. James Lavoie
John F. Treanor

FINANCE COMMITTEE

Chair: Peter F. Crosby
Vice Chair: Cornelius K. Hurley
John Goldsmith
Mark E. Macomber
Emil J. Ragones

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Steven A. Closson
Vice Chair: Jay F. Malcynsky

Andrew J. Calamare
Stephen G. Crowe
John F. Treanor

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Joan Carty
Vice Chair: Patrick E. Clancy
Peter F. Crosby
Emil J. Ragones
Kenneth A. Wilman Jr.

PERSONNEL COMMITTEE

Chair: Mark E. Macomber
Vice Chair: A. James Lavoie
Joan Carty
Steven A. Closson
Jay F. Malcynsky

RISK COMMITTEE

Chair: John Goldsmith
Vice Chair: Peter F. Crosby
Patrick E. Clancy
Cornelius K. Hurley
Kenneth A. Wilman Jr.

AD HOC REMEDIATION COMMITTEE

Chair: Cornelius K. Hurley
Andrew J. Calamare
Patrick E. Clancy
John Goldsmith
Jay F. Malcynsky

The Chair of the Board is an ex-officio member of all Board committees. This designation includes all of the privileges of committee membership, including the right to make motions and vote. However, the chair is not counted in determining if a quorum is present at a committee meeting.

Director Compensation

The Bank expects to compensate its directors in accordance with the 2013 Director Compensation Policy, certain details of which are set forth in the following table.

2013 Director Compensation

Fee per board meeting
Chair of the board	$9,900
Vice chair of the board	8,450
Audit committee chair	8,450
Other committee chairs	7,750
All other board members	7,000

Fee per committee meeting	2,000
Fee per telephonic conference call meeting	1,325

Annual maximum compensation amounts
Chair of the board	75,000
Vice chair of the board	65,000
Audit committee chair	65,000
Other committee chairs	60,000
All other board members	55,000

The foregoing description of the 2013 Director Compensation Policy is qualified in its entirety by reference to the copy of the 2013 Director Compensation Policy included herein as Exhibit 10.1 and incorporated herein by reference.

Directors are entitled to participate in the Bank's nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation.

Each director will be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with the performance of his/her duties.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

10.1   Federal Home Loan Bank of Boston's 2013 Director Compensation Policy

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 21, 2012	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer